                                                                    EXHIBIT 10.2


                    AMENDMENTS TO SECURITIZATION AGREEMENTS

         AMENDMENTS TO SECURITIZATION AGREEMENTS, dated as of January 11, 2000, among WESTPOINT STEVENS, INC. ("WestPoint Stevens"), WPS RECEIVABLES CORPORATION ("WPS Finco"), BLUE RIDGE ASSET FUNDING CORPORATION ("Blue Ridge") and WACHOVIA BANK, N.A. ("Wachovia").

         WHEREAS, WestPoint Stevens, as seller (in such capacity, the "Seller") and WPS Finco are parties to a Receivables Purchase Agreement, dated as of December 18, 1998, (the "Purchase Agreement").

         WHEREAS, WPS Finco, as transferor (in such capacity, the "Transferor"), Blue Ridge, as transferee (in such capacity, the "Transferee"), Wachovia, as administrator (in such capacity, the "Administrator") and WestPoint Stevens, as initial servicer (in such capacity, the "Servicer") are parties to an Asset Interest Transfer Agreement, dated as of December 18, 1998 as amended by the First Amendment thereto, dated as of December 17, 1999 (the "Transfer Agreement").

         WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to amend the Purchase Agreement and the Transfer Agreement (such amendments collectively referred to herein as these "Amendments").

         FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

                                   ARTICLE I

                                  DEFINITIONS

         All capitalized terms used herein, unless otherwise defined, are used as defined in Appendix A to the Purchase Agreement and Transfer Agreement.


                                   ARTICLE II

                     AMENDMENT NO. 1 TO PURCHASE AGREEMENT

         SECTION 2.1       AMENDMENTS TO SECTION 2.2 OF THE PURCHASE AGREEMENT.

         (a) The definition of "Purchase Price Percentage" is hereby amended and restated to read as follows:

         (a) "Purchase Price Percentage" for the Receivables to be sold by Seller on any day shall mean the percentage determined in accordance with the following formula:

         PPP     =       100%-PD
         where:
         PPP     =       the Purchase Price Percentage in effect on such day
         PD      =       the Purchase Discount (expressed as a percentage) shall
                         mean for any day, an amount, calculated in good
                         faith by the Purchaser, equal to the Product of
                         (A) the sum of (x) the A1-P1 asset backed commercial
                         paper rate for a maturity most closely corresponding
                         to the estimated maturity period of the Receivables,
                         and (y) the greater of (1) 0.25% or (2) the Loss
                         Reserve, and (B) a fraction the numerator of which
                         is the estimated maturity period of the Receivables
                         and the denominator of which is 360, determined
                         pursuant to paragraph (b) below.

         (b) The Purchase Price Percentage and the Purchase Discount shall be recomputed by the Servicer on each Reporting Date, in each case for the then most recent ended Reporting Period, and such recomputed amounts shall be used for purposes of calculating the Purchase Price payable to Seller for Receivables sold to WPS Finco through the next
         Reporting Date.

                                  ARTICLE III

                   AMENDMENT NO. 2 TO THE TRANSFER AGREEMENT

         (a) The definition of "Receivable" in Appendix A is hereby amended by adding the phrase "and Receivables of Other Excluded Obligors in an aggregate amount not to exceed $10 million" at the end thereof.

         (b) A new definition is hereby added to Appendix A to read as follows:

                         "Other Excluded Obligors" means any Person designated from time to time by the Seller and approved by the Administrator as an Other Excluded Obligor; provided, that such approval shall be deemed to have been given if after five Business
         Days' notice of such designation by the Seller, the Administrator has not disapproved such designation.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Each of WestPoint Stevens and WPS Finco represents and warrants that:

         (a) these Amendments have been duly authorized, executed and delivered pursuant to its corporation power; and

         (b) these Amendments constitute its legal, valid and binding obligation subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1 Confirmation of Purchase Agreement and Transfer Agreement. Each of the parties hereto agrees that, except for the specific amendments set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the Purchase Agreement or the Transfer Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Purchase Agreement to "this Agreement" or "this Purchase Agreement" and in each of the other documents to be executed in connection therewith to the "Purchase Agreement," shall mean the Purchase Agreement as amended by these Amendments and as each such agreement may be hereafter amended or restated. Each reference in the Transfer Agreement to "this Agreement" or "this Transfer Agreement" and in each of the other documents to be executed in connection therewith to the "Transfer Agreement", shall mean the Transfer Agreement as amended by these Amendments and as each such agreement may be hereafter amended or restated. Nothing herein shall obligate the parties hereto, to enter into any future amendment (whether similar or dissimilar).

         SECTION 5.2 Counterparts. Delivery of an executed counterpart of a signature page to these Amendments by facsimile shall be effective as delivery of a manually executed counterpart of these Amendments. These Amendments may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 5.3 Governing Law. These Amendments shall be governed by, and construed in accordance with, New York law.

         SECTION 5.4 Effective Date of Amendments. Upon the execution and delivery of these Amendments by the parties hereto, the Purchase Agreement, the

Transfer Agreement and Appendix A shall be amended by these Amendments, effective as of the date hereof.

                                     * * *

         IN WITNESS WHEREOF, the parties hereto have caused these Amendments to be duly executed by their respective authorized officers as of the date and year first above written.


         WESTPOINT STEVENS, INC.,
         as Seller and Servicer

         By:
            -------------------------
         Title:
         Name:


         WPS RECEIVABLES CORPORATION,
         as Purchaser and Transferor

         By:
            -------------------------
         Title:
         Name:


         BLUE RIDGE ASSET FUNDING CORPORATION
         As Transferee

         By: /s/ Frances W. Josephic
            -------------------------
         Title: Vice President
         Name:  Frances W. Josephic


         WACHOVIA BANK, N.A.
         as Administrator

         By: /s/ Kevin T. McConnell
            -------------------------
         Title: Kevin T. McConnell
         Name:  Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused these Amendments to be duly executed by their respective authorized officers as of the date and year first above written.


         WESTPOINT STEVENS, INC.,
         as Seller and Servicer

         By: /s/ Nelson Griffith
            ----------------------------------------
         Title: Controller - Corporate Accounting
         Name:  Nelson Griffith


         WPS RECEIVABLES CORPORATION,
         as Purchaser and Transferor

         By: /s/ Nelson Griffith
            --------------------------------------
         Title: Vice President/Assistant Treasurer
         Name:  Nelson Griffith


         BLUE RIDGE ASSET FUNDING CORPORATION
         as Transferee

         By:
            --------------------------------------
         Title:
         Name:


         WACHOVIA BANK, N.A.
         as Administrator

         By:
            --------------------------------------
         Title:
         Name:


                                       5